Exhibit 10.15

EXECUTION VERSION

CONSENT AGREEMENT

THIS CONSENT AGREEMENT dated November 8, 2016 (this “Consent”) is entered into among Interface, Inc., a Georgia corporation (the “Company”), the Designated Borrower party hereto (together with the Company, the “Borrowers” and each a “Borrower”), the Guarantors party hereto, the Multicurrency Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent. All capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent, Domestic Swing Line Lender and L/C Issuer, entered into that certain Syndicated Facility Agreement dated October 22, 2013 (as amended by that certain First Amendment to Syndicated Facility Agreement dated October 3, 2014, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Company has requested consent to designate a certain Foreign Subsidiary of the Company as a Designated Borrower pursuant to the terms of Section 2.16 of the Credit Agreement;

WHEREAS, the Multicurrency Lenders party hereto agree to provide such requested consent subject to the terms and conditions of this Consent;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     Consent. Each of the undersigned Multicurrency Lenders and Loan Parties hereby acknowledges, consents and agrees to Interface Eurasia Holdings S.à r.l., a Luxembourg Société à responsabilité limitée organized and existing under the laws of Luxembourg, with registered office at 560 A, rue de Neudorf, L-2220, Luxembourg, registered with the Luxembourg Trade and Companies Register (Registre de Commerce et des Sociétés) under number B192108 (the “Designated Borrower”), becoming a Designated Borrower pursuant to Section 2.16 of the Credit Agreement.

2.     Amendments to Credit Agreement. Each of the undersigned Loan Parties, Lenders and the Administrative Agent hereby agree that the Credit Agreement is amended as follows:

(a)     Section 2.16 is amended by adding the following new clause (f) after clause (e):

(f)     No Base Rate Loans. Notwithstanding anything contained to the contrary in this Agreement or any other Loan Document, no Designated Borrower may borrow Base Rate Loans under this Agreement.

(b)     Section 8.02(m) is amended to read as follows:

(m)     in connection with a corporate restructuring, Investments consisting of the receipt or transfer of shares in first-tier Foreign Subsidiaries owned by Interface Global Company or IOH (if Interface Global Company is dissolved prior to) in one or more newly formed first-tier Foreign Subsidiaries including, without limitation, all Investments held as of the date that Interface Eurasia Holdings S.à r.l. (“Eurasia Holdings”) becomes a Designated Borrower in accordance with Section 2.16 of this Agreement, by (i) Eurasia Holdings in Interface Eurasia Enterprises S.à r.l. and (ii) IOH in Eurasia Holdings; and

3.     Conditions Precedent. This Consent shall be effective upon satisfaction of the following conditions precedent in each case in a manner reasonably satisfactory to the Administrative Agent and each Multicurrency Lender party hereto (such date, the “Consent Effective Date”):

(a)     Consent. Receipt by the Administrative Agent of executed counterparts of this Consent properly executed by a Responsible Officer of each Borrower, each Guarantor, the Designated Borrower and by each Multicurrency Lender party hereto and, for purposes of effectiveness of the amendment to the Credit Agreement set forth in Section 2, receipt by the Administrative Agent of executed counterparts of this Consent from each Required Lender.

(b)    Legal Opinion. Receipt by the Administrative Agent of a favorable opinion of legal counsel to the Designated Borrower, addressed to the Administrative Agent and each Multicurrency Lender party hereto, dated as of the Consent Effective Date.

(c)     Organization Documents, Resolutions, Etc. Receipt by the Administrative Agent of the following:

(i)      copies of the articles of incorporation, formation or equivalent charter document of the Designated Borrower, certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, together with the bylaws, operating agreement or equivalent document, in each case, certified by a secretary or assistant secretary of the Designated Borrower to be true and correct as of the Consent Effective Date;

(ii)     such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Designated Borrower as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Consent and the other Loan Documents to which such Person is a party; and

(iii)     such documents and certifications as the Administrative Agent may reasonably require to evidence that the Designated Borrower is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation.

(d)     OFAC, Patriot Act, Etc. Receipt by the Administrative Agent and any requesting Multicurrency Lender party hereto of all documentation and other information that the Administrative Agent or such Multicurrency Lender has reasonably requested in order to comply with its ongoing obligations under applicable “know your customer”, OFAC and Anti-Money Laundering Laws, including the Patriot Act.

4.       Miscellaneous.

(a)     This Consent shall be deemed to be, and is, a Loan Document.

(b)     Each of the Borrowers, the Guarantors and the Designated Borrower (i) acknowledges and consents to all of the terms and conditions of this Consent, (ii) agrees that this Consent and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents or any certificates, documents, agreements and instruments executed in connection therewith and (iii) affirms all of its obligations under the Loan Documents.

(c)     Each of the Borrowers, the Guarantors and the Designated Borrower hereby represents and warrants to the Administrative Agent and the Multicurrency Lenders party hereto as follows:

(i)     such Person has taken all necessary action to authorize the execution, delivery and performance of this Consent;

(ii)     this Consent has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity);

(iii)     no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Person of this Consent; and

(iv)     the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document, or which are contained in any document furnished in connection therewith, are true and correct on and as of the date of this Consent, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of hereof, the representations and warranties contained in Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement.

(d)     This Consent may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of this Consent by telecopy, pdf or other similar electronic transmission shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e)     Rules of Interpretation. Each of the parties hereto acknowledges and agrees that, as used in this Consent and all other documents entered into or delivered in connection herewith (including, without limitation, that certain Designated Borrower Request and Assumption Agreement dated as of October 21, 2016 and those certain Revolving Notes of even date herewith), the word “execute” (and all forms thereof) shall be interpreted to have the meaning customarily given to such term in the United States as well as the meaning customarily given to the transliterated meaning for the word “sign” (and all forms thereof) in Luxembourg.

(f)     Governing Law; Jurisdiction; Etc.

(i)     GOVERNING LAW. THIS CONSENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS CONSENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF GEORGIA WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

(ii)     SUBMISSION TO JURISDICTION. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against ANY OTHER Party of the foregoing in any way relating to this CONSENT or the transactions relating hereto, in any forum other than THE COURTS OF THE STATE OF GEORGIA SITTING IN FULTON COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE NORTHERN DISTRICT OF GEORGIA, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH GEORGIA STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(iii)     WAIVER OF VENUE. EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS CONSENT IN ANY COURT REFERRED TO IN PARAGRAPH (II) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(iv)     SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS CONSENT OR THE CREDIT AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed as of the date first above written.

COMPANY:	INTERFACE, INC.,
a Georgia corporation By: /s/ Patrick C. Lynch Name: Patrick C. Lynch Title: Senior Vice President

DESIGNATED BORROWERS:

INTERFACE EUROPE B.V.,

a private limited liability company organized under the laws of the Netherlands

By:           /s/ Jan Hasselman

Name:     Jan Hasselman

Title:       Director

INTERFACE AUST PTY LIMITED,

a company organized under the laws of New South Wales, Australia

By:           /s/ Patrick C. Lynch

Name:     Patrick C. Lynch

Title:       Attorney

By:           /s/ Keith E. Wright

Name:     Keith E. Wright

Title:       Attorney

INTERFACE AUST. HOLDINGS PTY LIMITED,

a company organized under the laws of Queensland, Australia

By:           /s/ Patrick C. Lynch

Name:     Patrick C. Lynch

Title:       Attorney

By:           /s/ Keith E. Wright

Name:     Keith E. Wright

Title:       Attorney

CONSENT AGREEMENT INTERFACE, INC.

INTERFACEFLOR (THAILAND) CO., LTD.

a company organized and existing under the laws of Thailand

By:           /s/ Patrick C. Lynch

Name:     Patrick C. Lynch

Title:       Director

By:           /s/ Raymond S. Willoch

Name:     Raymond S. Willoch

Title:       Director

[seal]

GUARANTORS:	FLOR, INC.,

a Georgia corporation

INTERFACE AMERICAS, INC.,

a Georgia corporation

INTERFACEFLOR, LLC,

a Georgia limited liability company

INTERFACE OVERSEAS HOLDINGS, INC.,

a Georgia corporation

RE:SOURCE AMERICAS ENTERPRISES, INC.,

a Georgia corporation

By:       /s/ Patrick C. Lynch

Name: Patrick C. Lynch

Title: Senior Vice President

INTERFACESERVICES, INC.,

a Georgia corporation

By:       /s/ Keith E. Wright

Name: Keith E. Wright

Title: Treasurer

INTERFACE REAL ESTATE HOLDINGS, LLC,

a Georgia limited liability company

By: Interface Americas Holdings, LLC, its sole member

By: Interface, Inc., its Manager

By:       /s/ Patrick C. Lynch

Name: Patrick C. Lynch

Title: Senior Vice President

CONSENT AGREEMENT INTERFACE, INC.

INTERFACE AMERICAS HOLDINGS, LLC, a Georgia limited liability company By: Interface, Inc., its Manager By: /s/ Patrick C. Lynch Name: Patrick C. Lynch Title: Senior Vice President

DESIGNATED BORROWER:	Interface Eurasia Holdings S.à r.l.,
a Luxembourg Société à responsabilité limitée By: /s/ Keith J. Armstrong Name: Keith J. Armstrong Title: Category A Manager By: /s/ Christophe Fender Name: Christophe FENDER Title: Category B Manager

CONSENT AGREEMENT INTERFACE, INC.

ADMINISTRATIVE AGENT:	bank of america, n.a., as Administrative Agent

By: /s/ Maurice Washington Name: Maurice Washington Title: Vice President

MULTICURRENCY LENDERS:	BANK OF AMERICA, N.A., as a Multicurrency Lender

By:      /s/ Brooke Wiehe

Name: Brooke Wiehe

Title: Senior Vice President

JPMORGAN CHASE BANK, N.A.,

as a Multicurrency Lender

By:     /s/ Blakely Engel

Name: Blakely Engel

Title: Vice President

REGIONS BANK,

as a Multicurrency Lender

By:      /s/ A. Barrett Dows

Name: A. Barrett Dows

Title:   Vice President

SUNTRUST BANK,

as a Multicurrency Lender

By:     /s/ Chris Hursey

Name: Chris Hursey

Title:  Director

CITIBANK, N.A.,

as a Multicurrency Lender

By:     /s/ John Van Brederode

Name: John Van Brederode

Title: Vice President

CONSENT AGREEMENT INTERFACE, INC.

SYNOVUS BANK,

as a Multicurrency Lender

By:     /s/ John R. Frierson

Name: John R. Frierson

Title:  Senior Vice President

BRANCH BANKING AND TRUST COMPANY,

as a Multicurrency Lender

By:     /s/ Brantley Echols

Name: Brantley Echols

Title: Senior Vice President

US BANK NATIONAL ASSOCIATION,

as a Multicurrency Lender

By:     /s/ Marty McDonald

Name: Marty McDonald

Title: AVP

BARCLAYS BANK PLC,

as a Multicurrency Lender

By:     /s/ Christopher M. Aitkin

Name: Christopher M. Aitkin

Title:  Assistant Vice President

TD BANK, N.A.,

as a Multicurrency Lender

By:     /s/ Craig Welch

Name: Craig Welch

Title:     Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,

as a Multicurrency Lender

By:     /s/ Rob Hoover

Name: Rob Hoover

Title:  Vice President

CONSENT AGREEMENT INTERFACE, INC.

FIFTH THIRD BANK, as a Multicurrency Lender By: /s/ Jonathan James Name: Jonathan James Title: SVP

ACKNOWLEDGED AND AGREED TO AS OF THE DATE OF THIS CONSENT SOLELY FOR THE PURPOSE OF SECTION 2 OF THIS CONSENT AND FOR NO OTHER PURPOSE:

BANK OF AMERICA, N.A.,
as a Term Loan A Lender, L/C Issuer and Domestic Swing Line Lender

By:     /s/ Brooke Wiehe

Name: Brooke Wiehe

Title:  Senior Vice President

BANK OF AMERICA, N.A., AUSTRALIAN BRANCH,

as Australian Swing Line Lender

By:     /s/ Karl Eisenhammer

Name: Karl Eisenhammer

Title:   Vice President

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED,

as European Swing Line Lender

By:     /s/ Fiona Malitsky

Name: Fiona Malitsky

Title:   Vice President

BANK OF AMERICA, N.A., BANGKOK BRANCH,
as a Thai Lender

By:     /s/ Omkanya P., /s/ Nattaphan A.

Name: Omkanya P./Nattaphan A.

Title:   Managing Director/Director

CONSENT AGREEMENT INTERFACE, INC.

BANK OF AMERICA, N.A. (THAILAND BRANCH),

as Thai Swing Line Lender

By:     /s/ Omkanya P., /s/ Nattaphan A.

Name: Omkanya P./Nattaphan A.

Title:   Managing Director/Director

JPMORGAN CHASE BANK, N.A.,

as a Term Loan A Lender

By:     /s/ Blakely Engel

Name: Blakely Engel

Title:   Vice President

REGIONS BANK,

as a Term Loan A Lender

By:     /s/ A. Barrett Dows

Name: A. Barrett Dows

Title:   Vice President

SUNTRUST BANK,

as a Term Loan A Lender

By:     /s/ Chris Hursey

Name: Chris Hursey

Title:   Director

PNC BANK, NATIONAL ASSOCIATION,

as a Term Loan A Lender

By:     /s/ Rob Hoover

Name: Rob Hoover

Title:   Vice President

CITIBANK, N.A. BANGKOK BRANCH,

as a Thai Lender

By:     /s/ John Van Brederode

Name: John Van Brederode

Title:   Vice President

CONSENT AGREEMENT INTERFACE, INC.

SYNOVUS BANK,

as a Term Loan A Lender

By:     /s/ John R. Frierson

Name: John R. Frierson

Title:   Senior Vice President

BRANCH BANKING AND TRUST COMPANY,

as a Term Loan A Lender

By:     /s/ Brantley Echols

Name: Brantley Echols

Title:   Senior Vice President

US BANK NATIONAL ASSOCIATION,

as a Term Loan A Lender

By:     /s/ Marty McDonald

Name: Marty McDonald

Title:   AVP

FIFTH THIRD BANK,

as a Term Loan A Lender

By:     /s/ Jonathan James

Name: Jonathan James

Title:   SVP

CONSENT AGREEMENT INTERFACE, INC.